INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Precision Packaging & Services, Inc.
  Monroe, Ohio

We have audited the accompanying balance sheets of Precision Packaging & Services, Inc. as of January 1, 2000, January 2, 1999 and December 27, 1997, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of January 1, 2000, January 2, 1999 and December 27, 1997, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10, on February 29, 2000, Outsourcing Services Group, Inc. acquired all of the issued and outstanding stock of the Company.

/s/ Deloitte & Touche LLP

Parsippany, New Jersey
April 14, 2000

PRECISION PACKAGING & SERVICES, INC.

BALANCE SHEETS
JANUARY 1, 2000, JANUARY 2, 1999, AND DECEMBER 27, 1997
-------------------------------------------------------------------------------

                                                               JANUARY 1,   JANUARY 2,   DECEMBER 27,
                                                                  2000         1999         1997
ASSETS
CURRENT ASSETS:
  Cash                                                         $  592,006   $  699,017   $1,330,145
  Accounts receivable                                           4,526,686    4,970,819    4,701,206
  Inventory                                                     1,674,018    1,418,942    1,732,434
  Prepaid expenses                                                 50,909       34,813       24,321
                                                               ----------   ----------   ----------
           Total current assets                                 6,843,619    7,123,591    7,788,106
                                                               ----------   ----------   ----------
EQUIPMENT:
  Original cost                                                 3,757,308    2,902,960    2,211,402
  Less accumulated depreciation                                 2,159,296    1,687,796    1,339,619
                                                               ----------   ----------   ----------
           Equipment, net                                       1,598,012    1,215,164      871,783
                                                               ----------   ----------   ----------
OTHER ASSETS:
  Cash surrender value - officers' life insurance                  58,434       58,434       58,434
  Deposit                                                           1,000        1,000        1,000
                                                               ----------   ----------   ----------
           Total other assets                                      59,434       59,434       59,434
                                                               ----------   ----------   ----------

TOTAL ASSETS                                                   $8,501,065   $8,398,189   $8,719,323
                                                               ==========   ==========   ==========


LIABILITIES AND  STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
  Accounts payable                                             $1,850,954   $1,033,438   $1,488,980
  Accrued expenses                                                171,992      225,848      206,643
                                                               ----------   ----------   ----------
           Total current liabilities                            2,022,946    1,259,286    1,695,623
                                                               ----------   ----------   ----------
STOCKHOLDERS' EQUITY:
  Capital stock; $1 stated value; 750 shares
    authorized, issued and outstanding                                750          750          750
  Paid-in surplus                                                  19,250       19,250       19,250
  Retained earnings                                             6,458,119    7,118,903    7,003,700
                                                               ----------   ----------   ----------
           Total stockholders' equity                           6,478,119    7,138,903    7,023,700
                                                               ----------   ----------   ----------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                                       $8,501,065   $8,398,189   $8,719,323
                                                               ==========   ==========   ==========


See accompanying notes to financial statements.

PRECISION PACKAGING & SERVICES, INC.

STATEMENTS OF INCOME
FOR THE YEARS ENDED JANUARY 1, 2000, JANUARY 2, 1999 AND DECEMBER 27, 1997
-------------------------------------------------------------------------------

                                                               JANUARY 1,    JANUARY 2,    DECEMBER 27,
                                                                  2000          1999          1997
NET REVENUES                                                   $38,745,170   $38,304,671   $32,472,294

COST OF GOODS SOLD                                              29,832,332    26,882,500    24,084,569
                                                               -----------   -----------   -----------

GROSS MARGIN                                                     8,912,838    11,422,171     8,387,725

SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES                                                       1,706,358     1,491,905     1,388,870
                                                               -----------   -----------   -----------

INCOME FROM OPERATIONS                                           7,206,480     9,930,266     6,998,855

INTEREST EXPENSE                                                       676           776          --

INTEREST INCOME                                                     41,412        35,713        41,090
                                                               -----------   -----------   -----------

INCOME BEFORE INCOME TAXES                                       7,247,216     9,965,203     7,039,945
                                                               -----------   -----------   -----------
LOCAL INCOME TAXES                                                  73,000       100,000        71,000
                                                               -----------   -----------   -----------

NET INCOME                                                     $ 7,174,216   $ 9,865,203   $ 6,968,945
                                                               ===========   ===========   ===========


NET INCOME PER SHARE - BASIC                                   $  9,565.62   $ 13,153.60   $  9,291.93
                                                               ===========   ===========   ===========


See accompanying notes to financial statements.

PRECISION PACKAGING AND SERVICES, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JANUARY 1, 2000, JANUARY 2, 1999 AND DECEMBER 27, 1997
--------------------------------------------------------------------------

                                                             JANUARY 1,        JANUARY 2,         DECEMBER 27,
                                                               2000              1999                1997
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                               $  7,174,216        $ 9,865,203         $  6,968,945
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                                471,500            348,177              291,676
    Gain on sale of assets                                         --                 --                (12,813)
    Changes in current assets and liabilities:
      Accounts receivable                                       444,133           (269,613)          (1,475,412)
      Inventory                                                (255,076)           313,492              718,131
      Prepaid expenses                                          (16,096)           (10,492)              58,724
      Accounts payable                                          817,516           (455,542)             324,914
      Accrued expenses                                          (53,856)            19,205              (13,737)
                                                           ------------        -----------         ------------
           Net cash provided by operating activities          8,582,337          9,810,430            6,860,428
                                                           ------------        -----------         ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                         (854,348)          (691,558)            (309,273)
  Proceeds from disposal of fixed assets                           --                 --                 30,278
                                                           ------------        -----------         ------------
           Net cash used in investing activities               (854,348)          (691,558)            (278,995)
                                                           ------------        -----------         ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in bank overdraft                                         --                 --               (554,303)
  Distributions to stockholders                              (7,835,000)        (9,750,000)          (4,900,000)
                                                           ------------        -----------         ------------
           Net cash used in financing activities             (7,835,000)        (9,750,000)          (5,454,303)
                                                           ------------        -----------         ------------

NET INCREASE (DECREASE) IN CASH                                (107,011)          (631,128)           1,127,130

CASH AT BEGINNING OF YEAR                                       699,017          1,330,145              203,015
                                                           ------------        -----------         ------------

CASH AT END OF YEAR                                        $    592,006        $   699,017         $  1,330,145
                                                           ============        ===========         ============

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for local income taxes                         $    129,052        $   100,000         $     50,414
  Cash paid for interest                                            676                776                 --

See accompanying notes to financial statements.

PRECISION PACKAGING & SERVICES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED JANUARY 1, 2000, JANUARY 2, 1999 AND DECEMBER 27, 1997
--------------------------------------------------------------------------

                                                                                                   TOTAL
                                                   CAPITAL      PAID-IN          RETAINED        STOCKHOLDERS'
                                                    STOCK       SURPLUS          EARNINGS            EQUITY
BALANCE DECEMBER 28, 1996                            $750       $19,250        $ 4,934,755        $ 4,954,755
  Net Income                                                                     6,968,945          6,968,945
  Distributions to stockholders                                                 (4,900,000)        (4,900,000)
                                                     ----       -------        -----------        -----------

BALANCE DECEMBER 27, 1997                             750        19,250          7,003,700          7,023,700
  Net Income                                                                     9,865,203          9,865,203
  Distributions to stockholders                                                 (9,750,000)        (9,750,000)
                                                     ----       -------        -----------        -----------

BALANCE JANUARY 2, 1999                               750        19,250          7,118,903          7,138,903
  Net Income                                                                     7,174,216          7,174,216
  Distributions to stockholders                                                 (7,835,000)        (7,835,000)
                                                     ----       -------        -----------        -----------

BALANCE JANUARY 1, 2000                              $750       $19,250        $ 6,458,119        $ 6,478,119
                                                     ====       =======        ===========        ==========


See accompanying notes to financial statements.

PRECISION PACKAGING & SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 1, 2000, JANUARY 2, 1999 AND DECEMBER 27, 1997
-------------------------------------------------------------------------------


1.    NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF BUSINESS - Precision Packaging & Services, Inc. (the "Company") was incorporated on March 16, 1983. It became an S Corporation for federal tax purposes effective March 1, 1995 and adopted a December year end at that time. The Company's primary operations consist of packaging and filling consumer product items.

      SALE OF THE COMPANY - On February 29, 2000 Outsourcing Services Group, Inc. acquired all of the issued and outstanding stock of the Company. See
      Note 10.

      The accounting policies of the Company conform to generally accepted accounting principles and reflect practices appropriate to the industry in which the Company operates. Those policies that affect the more significant elements of the financial statements are summarized below:

      52/53 WEEK YEAR END - The Company ends its fiscal years on the Saturday closest to December 31. The year ended January 1, 2000 and the years ended January 2, 1999 and December 27, 1997 were 52 week, 53 week, and 52 week periods, respectively.

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

      CASH AND CASH EQUIVALENTS - Cash and cash equivalents are stated at cost. Cash equivalents include operating cash accounts, time deposits, and money market instruments with original maturities of three months or less. The carrying amount approximates fair value because of the short maturity of these instruments.

      FINANCIAL INSTRUMENTS - The Company's financial instruments consist primarily of investments in cash and cash equivalents, trade receivables and certain other assets, as well as obligations under accounts payable. The carrying values of these financial instruments approximate fair value.

      CONCENTRATION OF CREDIT RISK - The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary cash investments with high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company conducts business based upon periodic credit evaluations of its customers' financial condition and generally does not require collateral.

      The Company's operations are located in Southwestern Ohio and six customers account for substantially all of the Company's revenues and accounts receivable.

      UNCOLLECTIBLE ACCOUNTS - Accounts receivable are considered fully collectible by management; therefore, no allowance for uncollectible accounts has been provided.

      INVENTORY - Inventory is stated at cost, not to exceed market, using the first-in, first-out (FIFO) pricing method. Inventory consists primarily of products acquired from the Company's major customers or their suppliers and is in its various stages of packaging or filling.

      EQUIPMENT - Equipment is recorded at cost. Depreciation is provided on the double-declining balance method over the estimated useful lives of the respective assets. Generally, equipment is depreciated over five to seven years; furniture and fixtures are depreciated over seven years and vehicles are depreciated over 5 years. Expenditures for maintenance and repairs are charged to operations in the period incurred; renewals and betterments are capitalized.

      CASH SURRENDER VALUE - The Company maintains life insurance on each of its two stockholders under a split-dollar arrangement whereby the Company is entitled to the cash surrender value of the policy up to the amount of the premiums paid.

      REVENUE RECOGNITION - Sales are recognized primarily upon shipment of products except for sales to one customer. These sales are recognized upon the products completion and held at the customer's request until shipping instructions are received, generally in seven to ten days.

      COMPUTATION OF NET INCOME PER SHARE - For the years ended January 1, 2000, January 2, 1999 and December 27, 1997, there were 750 weighted average shares outstanding, no dilutive securities outstanding and no adjustments to net income for the basic net income per share computation.

      IMPACT OF RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No.
      133). In general, SFAS No. 133 requires that all derivatives be recognized as either assets or liabilities in the balance sheet at their fair value, and sets forth the manner in which gains or losses thereon are to be recorded. The treatment of such gains and losses depends on the intended use of the derivative and the resulting designation. This statement is effective for the Company in the first quarter of its year ending December 31, 2001. Although the Company has not fully evaluated the effects of SFAS No. 133 on its financial statements, its adoption is not expected to have a significant impact.

2.    INVENTORY


                         JANUARY 1,  JANUARY 2,   DECEMBER 27,
                            2000        1999         1997
Raw Materials           $1,284,551   $1,198,634   $1,427,176
Finished Goods             389,467      220,308      305,258
                        ----------   ----------   ----------

Total                   $1,674,018   $1,418,942   $1,732,434
                        ==========   ==========   ==========

3.    EQUIPMENT

                                       JANUARY 1,   JANUARY 2,   DECEMBER 27,
                                          2000         1999         1997
Equipment                              $3,503,587   $2,680,785   $1,989,227
Furniture and fixtures                    175,990      175,990      175,990
Vehicles                                   77,731       46,185       46,185
                                       ----------   ----------   ----------
                                        3,757,308    2,902,960    2,211,402
Less accumulated depreciation           2,159,296    1,687,796    1,339,619
                                       ----------   ----------   ----------

Total                                  $1,598,012   $1,215,164   $  871,783
                                       ==========   ==========   ==========


4.    ACCRUED EXPENSES

                                       JANUARY 1,   JANUARY 2,   DECEMBER 27,
                                          2000         1999         1997
Salaries                               $ 76,682     $ 69,126     $ 62,171
Payroll taxes                            43,103       64,631       50,504
City income tax                            --         29,760       32,822
Personal property tax                    52,207       62,331       61,146
                                       --------     --------     --------

Total                                  $171,992     $225,848     $206,643
                                       ========     ========     ========


5.    CREDIT AGREEMENT

      The Company entered into a revolving credit agreement (Credit Agreement) in September 1999 which provides $2,500,000 through September 2000 for general corporate purposes, replacing a similar $2,500,000 facility which expired in September 1999. There were no borrowings outstanding under either facility at January 1, 2000, January 2, 1999 or December 27, 1997.

6.    LEASE COMMITMENTS

      Future minimum rental commitments as of January 1, 2000 under noncancellable operating leases, which expire in March 2000 are $3,192. Rental expense was approximately $47,100, $54,300 and $10,400 for the years ended January 1, 2000, January 2, 1999 and December 27, 1997, respectively.

7.    RELATED PARTY TRANSACTIONS

      The Company leases its office and factory space from a partnership which is owned by the Company's two stockholders. The Company also leases equipment from the two stockholders. The lease arrangement does not provide for a specified term, expiration date, or lease payment including future increases. Total rent paid to the stockholders in the years ended January 1, 2000, January 2, 1999 and December 27, 1997 was $1,434,264,
      $1,247,454 and $1,261,692, respectively.

8.    CONTINGENCIES

      As indicated in Note 1, the Company's stockholders elected S Corporation status for federal tax purposes effective March 1, 1995. Such election was approved by the Internal Revenue Service and, accordingly, income and losses of the Company are passed through to the individual stockholders. It is management's intention to distribute sufficient cash from the Corporation to cover the additional taxes incurred by the individual stockholders.

9.    401(K) PLAN

      The Company sponsors a 401(K) plan for all eligible employees. Company contributions to the plan are made at the discretion of the Board of Directors. The related expense totaled $10,057, $8,386 and $7,665 for the years ended January 1, 2000 and the years ended January 2, 1999 and December 27, 1997, respectively.

10.   SALE OF THE COMPANY

      On February 29, 2000 Outsourcing Services Group, Inc. acquired all of the issued and outstanding stock of the Company and the related real estate from the Susan L. Purkrabek Small Business Trust, an electing small business trust and the David G. Knust Small Business Trust, an electing small business trust and K.P.
      Properties, a general partnership for approximately $42,100,000.

                                    * * * * *